Exhibit 99.1

PRESS RELEASE For Immediate Release
Monolithic Power Systems, Inc.
6409 Guadalupe Mines Road
San Jose, CA 95120 USA
T: 408-826-0600, F: 408-826-0601
www.monolithicpower.com

Monolithic Power Systems Announces Results for the Third Quarter and Nine Months ended September 30, 2011

SAN JOSE, Calif. October 27, 2011--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leading fabless manufacturer of high-performance analog and mixed-signal semiconductors, today announced financial results for the quarter and nine months ended September 30, 2011.

The results for the quarter ended September 30, 2011 are as follows:

•	Net revenues of $53.0 million, a 2.6% increase from $51.6 million in the second quarter of 2011 and a 19.6% decrease from $65.8 million in the third quarter of 2010.
•	Gross margin of 52.5%, an increase from 51.4% in the second quarter of 2011 and a 2.2% decrease from 54.7% in the third quarter of 2010.
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GAAP operating expenses of $22.8 million, including $22.1 million for research and development and selling, general and administrative expenses, which includes $3.3 million for stock-based compensation, and $0.7 million for litigation expenses.  Comparatively, for the three months ended September 30, 2010, GAAP operating expenses were $22.6 million, including $21.6 million for research and development and selling, general and administrative expenses, which includes $4.1 million for stock-based compensation and $1.0 million for litigation expenses.

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Non-GAAP(1) operating expenses of $19.5 million, excluding $3.3 million for stock-based compensation, compared to $18.5 million, excluding $4.1 million for stock-based compensation for the three months ended September 30, 2010.

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GAAP net income of $5.5 million, with GAAP earnings per share of $0.16 per diluted share.  Comparatively, GAAP net income was $13.2 million, with GAAP earnings per share of $0.35 per diluted share for the quarter ended September 30, 2010.

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Non-GAAP(1) net income of $7.8 million, with non-GAAP earnings per share of $0.23 per diluted share, excluding stock-based compensation and related tax effects, compared to non-GAAP net income of $16.4 million, with non-GAAP earnings per share of $0.43 per diluted share, excluding stock-based compensation and related tax effects for the quarter ended September 30, 2010.

The results for the nine months ended September 30, 2011 are as follows:

•	Net revenues of $149.1 million, compared to $171.8 million for the nine months ended September 30, 2010, a decrease of 13.2%.
•	Gross margin of 51.4%, compared to 56.9% for the nine months ended September 30, 2010.

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GAAP operating expenses of $65.7 million, including $63.2 million for research and development and selling, general and administrative expenses, which includes $9.8 million for stock-based compensation, and $2.5 million for patent litigation expenses. Comparatively, GAAP operating expenses of $71.2 million, including $66.4 million for research and development and selling, general and administrative expenses, which includes $13.5 million for stock-based compensation, and $4.8 million for patent litigation expenses for the nine months ended September 30, 2010.

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Non-GAAP(1) operating expenses of $55.9 million, excluding $9.8 million for stock-based compensation, compared to $57.7 million, excluding $13.5 million in stock-based compensation for the nine months ended September 30, 2010.

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GAAP net income of $10.8 million, with GAAP EPS of $0.31 per diluted share compared to GAAP net income of $26.0 million, with GAAP EPS of $0.68 per diluted share for the nine months ended September 30, 2010.

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Non-GAAP(1) net income of $19.7 million, with non-GAAP earnings per share of $0.56 per diluted share, excluding stock-based compensation and related tax effects compared to non-GAAP net income of $37.9 million, with non-GAAP earnings per share of $1.00 per diluted share, excluding stock-based compensation and related tax effects for the nine months ended September 30, 2010.

“In the midst of this economic slowdown, I am pleased with the strong design win activity”, said Michael Hsing, CEO and founder of MPS. “We are releasing many leading-edge products.  We are continuing to grow and diversify our product portfolio and will be well positioned when the economy turns around.”

Business Outlook
The following are MPS’ financial targets for the fourth quarter ending December 31, 2011:

•	Revenues in the range of $44.5 million to $48.5 million.

•	Gross margin in the range of 50.0% to 51.0%.

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Research and development and selling, general and administrative expenses between $20.4 million and $21.8 million. Non-GAAP(1) research and development and selling, general and administrative expenses between $17.8 million and $18.8 million. This excludes an estimate of stock-based compensation expense in the range of $2.6 million to $3.0 million.

•	Litigation expense in the range of $0.9 million to $1.1 million.

(1) Non-GAAP net income, non-GAAP earnings, non-GAAP operating expenses and non-GAAP research and development and selling, general and administrative expense differ from net income, earnings, operating expenses, and research and development and selling, general and administrative expense determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income for the quarter and nine months ended September 30, 2011 and 2010 excludes the effect of stock-based compensation expense and its related tax effect. Non-GAAP operating expenses for the quarter and nine months ended September 30, 2011 and 2010 exclude the effect of stock-based compensation expense. Projected non-GAAP research and development and selling, general and administrative expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financials measures used by MPS.

Conference Call
MPS plans to conduct an investor teleconference covering its quarter and nine months ended September 30, 2011 results at 2:00 p.m. PT / 5:00 p.m. ET today, October 27, 2011. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at 404-537-3406, code number 18543644. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement
This press release contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, gross margin, GAAP and non-GAAP research and development and selling, general and administrative expenses, stock-based compensation expense and litigation expense for the quarter ending December 31, 2011, (ii) our outlook for the long term prospects of the company, including the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) our expected pricing practices in 2011, (v) the seasonality of our business, (vi) our ability to reduce our manufacturing costs, and (vii) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), (v) or (vi). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which the Company is involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ SEC filings, including, but not limited to, its Form 10-K filed on March 4, 2011 and its Form 10-Q filed on August 9, 2011.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.
Monolithic Power Systems, Inc. (MPS) develops and markets proprietary, advanced analog and mixed-signal semiconductors. The company combines advanced process technology with its highly experienced analog designers to produce high-performance power management integrated circuits (ICs) for DC to DC converters, LED drivers, Cold Cathode Fluorescent Lamp (CCFL) backlight controllers, Class D audio amplifiers, and Linear ICs. MPS products are used extensively in computing and network communications products, LCD monitors and TVs, and a wide variety of consumer and portable electronics products. MPS partners with world-class manufacturing organizations to deliver top quality, ultra-compact, high-performance solutions through the most productive, cost-efficient channels. Founded in 1997 and headquartered in San Jose, California, the company has expanded its global presence with sales offices in Taiwan, China, Korea, Japan, and Europe, which operate under MPS International, Ltd.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:
Meera Rao
Chief Financial Officer
Monolithic Power Systems, Inc.
408-826-0777
investors@monolithicpower.com

Consolidated Balance Sheets
(Unaudited, in thousands, except par value and share amounts)

	September 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$92,972	$48,010
Short-term investments	67,859	129,709
Accounts receivable, net of allowances of $43 in 2011 and $0 in 2010	16,420	18,347
Inventories	23,558	25,789
Deferred income tax assets, net - current	324	204
Prepaid expenses and other current assets	1,993	2,314
Total current assets	203,126	224,373
Property and equipment, net	47,608	37,262
Long-term investments	15,720	19,180
Deferred income tax assets, net - long-term	39	39
Other assets	669	749
Total assets	$267,162	$281,603

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,515	$8,979
Accrued compensation and related benefits	6,625	8,792
Accrued liabilities	8,949	11,199
Total current liabilities	25,089	28,970

Non-current income tax liabilities	5,020	5,015
Other long-term liabilities	-	723
Total liabilities	30,109	34,708
Stockholders' equity:
Common stock, $0.001 par value, $34 and $35 in 2011 and 2010, respectively; shares authorized: 150,000,000; shares issued and outstanding: 33,693,751 and 35,063,033 in 2011 and 2010, respectively	156,164	178,269
Retained earnings	77,495	66,647
Accumulated other comprehensive income	3,394	1,979
Total stockholders’ equity	237,053	246,895
Total liabilities and stockholders’ equity	$267,162	$281,603

Consolidated Statement of Operations
(Unaudited, in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010

Revenue	$52,962	$65,843	$149,058	$171,783
Cost of revenue*	25,148	29,857	72,381	74,067
Gross profit	27,814	35,986	76,677	97,716
Operating expenses:
Research and development*	11,792	11,291	33,115	34,116
Selling, general and administrative*	10,249	10,296	30,082	32,304
Litigation expense	722	964	2,474	4,759
Total operating expenses	22,763	22,551	65,671	71,179
Income from operations	5,051	13,435	11,006	26,537
Other income (expense):
Interest and other income	103	240	534	925
Interest and other expense	(100)	(159)	(324)	(163)
Total other income, net	3	81	210	762
Income before income taxes	5,054	13,516	11,216	27,299
Income tax provision / (benefit)	(419)	297	368	1,317
Net income	$5,473	$13,219	$10,848	$25,982
Basic net income per share	$0.16	$0.37	$0.32	$0.72
Diluted net income per share	$0.16	$0.35	$0.31	$0.68
Weighted average common shares outstanding:
Basic	33,594	36,185	34,149	35,968
Diluted	34,240	37,727	35,275	38,130

* Stock-based compensation has been included in the following line items:
Cost of revenue	$83	$70	$235	$265
Research and development	1,576	1,647	4,553	5,377
Selling, general and administrative	1,715	2,445	5,248	8,083
Total	$3,374	$4,162	$10,036	$13,725

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(in thousands, except per share amounts)

Net income	$5,473	$13,219	$10,848	$25,982
Net income as a percentage of revenue	10.3%	20.1%	7.3%	15.1%

Adjustments to reconcile net income to non-GAAP net income
Stock-based compensation	$3,374	$4,162	$10,036	$13,725
Tax effect	(1,051)	(1,029)	(1,226)	(1,760)
Non-GAAP net income	$7,796	$16,352	$19,658	$37,947
Non-GAAP net income as a percentage of revenue	14.7%	24.8%	13.2%	22.1%

Non-GAAP earnings per share, excluding stock-based compensation and related tax effects:
Basic	$0.23	$0.45	$0.58	$1.06
Diluted	$0.23	$0.43	$0.56	$1.00

Shares used in the calculation of non-GAAP earnings per share:
Basic	33,594	36,185	34,149	35,968
Diluted	34,240	37,727	35,275	38,130

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(in thousands, except per share amounts)

Total operating expenses	$22,763	$22,551	$65,671	$71,179

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses
Stock-based compensation	$(3,291)	$(4,092)	$(9,801)	$(13,460)
Non-GAAP operating expenses	$19,472	$18,459	$55,870	$57,719

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(in thousands, except per share amounts)

Total operating income	$5,051	$13,435	$11,006	$26,537
Operating income as a percentage of revenue	9.5%	20.4%	7.4%	15.4%

Adjustments to reconcile total operating income to non-GAAP total operating income
Stock-based compensation	$3,374	$4,162	$10,036	$13,725
Non-GAAP operating income	$8,425	$17,597	$21,042	$40,262
Non-GAAP operating income as a percentage of revenue	15.9%	26.7%	14.1%	23.4%

2011 Fourth Quarter Outlook

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(in thousands)

	Three months ended December 31, 2011
	Low	High
R&D and SG&A	$20,400	$21,800

Adjustments to reconcile R&D and SG&A to non-GAAP R&D and SG&A
Stock-based compensation	(2,600)	(3,000)
Non-GAAP R&D and SG&A	$17,800	$18,800